UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period:  April 30, 2010

Item 1. Reports to Stockholders.

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $500 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of domestic equity securities that at the time of purchase have a market capitalization (equity market value) that is below $300 million. The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of Contents

Semi-Annual Reports April 30, 2010 (Unaudited)

Perritt Capital Management, Inc.
From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund
From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Common Stock Holdings	7
Allocation of Portfolio Investments	7
Schedule of Investments	8
Statement of Operations	10
Financial Highlights	10
Statements of Changes in Net Assets	11
Statement of Assets and Liabilities	11
Notes to Financial Statements	12
Expense Example	15

Perritt Emerging Opportunities Fund
From the desk of Michael Corbett, President	18
Performance	20
Ten Largest Common Stock Holdings	21
Allocation of Portfolio Investments	21
Schedule of Investments	22
Statement of Operations	24
Financial Highlights	24
Statements of Changes in Net Assets	25
Statement of Assets and Liabilities	25
Notes to Financial Statements	26
Expense Example	29

Perritt Funds
Advisory Agreements	16
Directors and Officers	30
Information	32

From the Desk of Doctor Gerald W. Perritt

Follow the Leader

According to the Ibbotson SBBI 2010 Classic Yearbook, which presents a myriad of risk and return statistics for stocks, bonds, bills and inflation over the period 1926-2009, small firm stocks (defined as the bottom quintile of securities ranked by market capitalization from 1926-2009) have provided an 11.9% compound annual return versus a 9.8% compound annual return for the large company S&P 500 Index. While a return differential of 2.1% may not appear to be a significant advantage, the difference in wealth creation over an investment lifetime is astounding.  For example, a hypothetical investment of $1,000, earning 9.8% compounded annually for 40 years, would grow to $42,082.  On the other hand, invest the same amount and earn 11.9% compounded annually for 40 years and your portfolio would expand to $89,785.

Of course, neither portfolio will earn the compound rate each and every year, nor will small firm stocks outperform large firm stocks year-after-year.  In fact, during 44 of the last 70 years, small firm stocks have provided superior returns relative to large firm stocks. During that period (1/01/1940 - 12/31/2009), small firm stocks grew at a 14.5% compound annual rate versus a 10.8% compound annual rate for large firm stocks.  A hypothetical $1,000 investment in large firm stocks during that 70-year period would have grown to $1,312,000 while a similar hypothetical investment in small firm stocks would have ballooned to $13,073,000.

While this is a significant difference in terminal wealth, the value of perfect information is astounding.  For example, if you knew in advance which category of stocks would provide the best annual return and directed your investment to that category (i.e., invest in small firm stocks when they perform best and invest in large firm stocks when they are the market leaders), your compound annual rate of return would have expanded to 19.3% and an initial hypothetical investment of $1,000 would have grown to a whopping $231,650,000!  Of course, if you happened to be star-crossed, and invested in the poorest performing equity class, your compound annual return would have shrunk to 6.3%, and an initial hypothetical investment of $1,000 would have grown to $72,000.

Dr. G.W. Perritt President Perritt Capital Management, Inc.

Even if you would have made only a few errors during that 70-year period, you could cause irreparable damage to your long-term returns.  For example, suppose you had invested your entire investment portfolio in either small firm stocks or large firm stocks at the beginning of each year.  If you were correctly invested in the highest return equity class 80% of the time, but happened to make big mistakes when you were invested in the inferior return investment class when it exhibited significant underperformance, your compound annual return could have declined to 13.3%, which is below the historical return of a small firm stock buy-and-hold strategy and very close to the 12.7% return provided by a portfolio consisting of half small firm stocks and half large firm stocks.

Of course, perfect information about the future course of stock prices does not exist on either Wall Street or Main Street. However, there appears to be enough historical information about small company stock returns to potentially be relevant. Once again, data in the Ibbotson SBBI Classic Yearbook provides a clue.  That clue lies in the relatively high serial correlation that appears to exist among small firm risk premia.

Small firm stock premia are created by subtracting large firm stock returns from small firm stock returns. Serial correlation describes the extent to which the return in one period is related to the return in the subsequent period.  A correlation of near +1 indicates a trend while a correlation near 0 indicates the absence of any relationship.

Interestingly, small firm stock risk premia exhibit a relatively high positive serial correlation, which indicates the strong possibility of a trend.  That is, the excess (deficient) small firm stock returns (relative to large firm stock returns) viewed in a particular year may give a clue to the excess (deficient) returns in a subsequent year.

To test the seemingly persistent trends in small firm stock premia we examined the returns of small firm and large firm stocks over the 70-year period 1940-2009.  Our goal was to hypothetically be invested in small firm stocks during years when they produced greater returns than large firm stocks and to be invested in large firm stocks when they provided the higher returns.  Our strategy was to follow the leader.  That is, the category that produced the greatest return during a given year dictated our allocation in the subsequent year.

We began by observing the returns of large and small firm stocks during 1939.  During that year, small firm stocks outperformed large firm stocks.  Thus, we invested in small firm stocks in 1940.  Since small firm stock returns topped those of large firms in 1940, we maintained our investment in small firm stocks in 1941, etc. When small firm stocks underperformed in 1946, we switched our allocation to large firm stocks in 1947.

The “follow the leader strategy” produced remarkable results.  During the 70-year period, we were invested in the best performing equity class during 48 years or 68.6% of the time.  Furthermore, we tended to be invested in the “correct” equity class when that class had the highest return differential.  The follow the leader strategy produced a 70-year compound annual return of 16.9%.  That amounted to 6.1 percentage points better than a large cap buy-and-hold strategy and a 2.4 percentage point improvement in a small cap buy-and-hold strategy.  One dollar invested in a large cap buy-and-hold strategy over this 70-year period would have grown to $1,312.  One dollar invested in a small cap buy-and-hold strategy would have grown to $13,073.  One dollar invested in the follow the leader strategy in 1940 would have grown to $55,849.

Of course, past returns are no guarantee of future results.  In addition, we are not advocating an “all or nothing” small cap investment strategy.  We have always believed that investors are best served by the maintenance of a well-diversified portfolio consisting of several categories of assets.  However, the follow the leader strategy might be incorporated in a diversified portfolio.  Here’s a simple example:

Suppose that you have decided to allocate 70% of the equity portion of your portfolio to large cap stocks and 30% to small cap stocks.  If small caps outperform large caps that year, you could increase your allocation to small caps and reduce your allocation to large cap stocks in the subsequent year. When small cap stocks underperform large cap stocks, you could then reverse direction and underweight small cap stocks and overweight large cap stocks in the subsequent year.  This strategy keeps you diversified across categories of assets and reduces the risk inherent in an all or nothing strategy.  According to the historical record, this strategy could improve the investment return obtained by a static buy-and-hold asset allocation strategy.

Dr. Perritt received a
doctorate in finance
and economics from
the University of
Kentucky in 1974.
He has taught
courses in investments
and finance at a
number of colleges and
universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Michael Corbett.

Gerald W. Perritt

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Diversification does not assure a profit or protect against a loss in a declining market.

The Ibbotson© SBBI© Classic Yearbook is the definitive study of historical capital markets in the United States.

Correlation is a statistical measure of how two securities move in relation to each other.

Perritt Capital Management, Inc.

President’s Message

   The Perritt MicroCap Opportunities Fund posted a 24.70 percent gain during the past six months ended April 30, 2010, which compares to the 28.17 percent gain for the benchmark Russell 2000 Index.  While the Fund’s performance lagged the benchmark during the past six months, the Fund significantly outperformed its benchmark during the past ten years with an 11.49% annualized gain versus the 4.91% annualized gain for the Russell 2000 Index. Performance results for the Perritt MicroCap Opportunities Fund, Russell 2000 Index and the Russell Microcap Index can be found on page six of this report.

Our attribution analysis shows that the Fund’s performance during the past six months was enhanced relative to the Russell 2000 benchmark by our selections within Health Care, Consumer Discretionary and Information Technology holdings. However, our underweighting in other industries versus the Russell 2000, primarily in financials, caused the Fund to underper-form the benchmark.  Finally, the Fund’s above average percentage of cash equivalent holdings contributed to the weaker results during the past six months.  The majority of the reason for the above average holdings in cash equivalents was due to buyout activity and the timing of reinvesting those proceeds.  The severe weakness in the equity markets in May has increased the number of attractive investment opportunities.  If the weakness continues in the equity markets, we are optimistic that the Fund will be much more fully invested.

During the past six months, we liquidated our investments in 26 companies for various reasons.  Four companies grew to market capitalization levels that we believe were too large for the Fund’s investment mandate.  Nine companies reached our price targets, so we believed those investments were too expensive to be maintained in the portfolio.  We had three companies in the portfolio sold due to disappointing operating results.  Finally, we were forced to sell 10 companies from the portfolio due to buyouts.  As mentioned earlier, the majority of the reason for the above-average cash equivalents was due to buyout activity.  We have had several periods in the Fund’s history where a large number of companies within the portfolio were acquired, but the past six months have set a record pace for the number of companies purchased within a year.  While it’s unclear if more buyouts will occur in the near future, the market environment appears to favor more buyouts.

Michael Corbett President Perritt MicroCap Opportunities Fund

We believe there are some compelling reasons the market environment is positioned for additional buy-out activity.  We have witnessed in recent acquisition activity that small companies are being purchased by public companies as opposed to private equity firms.  Faced with low interest rates, management teams of acquiring companies are potentially receiving pressure from boards and shareholders to find better opportunities to utilize their cash.  The result has often been the purchase of profitable, small companies.  On the other side of the equation, we have seen in most instances the companies being acquired have a considerable amount of insider ownership.  This is significant because insider owners with large voting stakes can push through decisions if need be, and, if taxes are higher next year, business owners have motivation to sell their companies now.  Added together, it appears that target companies and acquiring companies are on the same page, which is good news for this small cap fund.

As of April 30, 2010, the Fund’s portfolio contained the common stocks of 124 companies, 20 of which were added during the past year.  The Fund’s 10 largest holdings and brief descriptions can be found on page seven of this report.  Based on our earnings estimate, the Fund’s portfolio’s price-to-earnings ratio is approximately 20 times 2010 earnings and slightly more than 18 times 2011 earnings estimate.  Stocks in the portfolio are priced at 0.9 times average revenue and the median market capitalization is approximately $191 million.  Finally, the average stock in the Fund is trading at slightly more than 1.3 times book value.

We are also very pleased to report that the Fund’s expense ratio declined from 1.42 percent in fiscal 2009 to an annualized rate of 1.25 percent for the first six months of fiscal 2010, which is the lowest in five years. The Fund’s expense ratio history can be viewed on page 10.  I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.   If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett President

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.

The Russell MicroCap Index measures the performance of the microcap segment of the U.S. equity market. You cannot invest directly in an index.

Price-to-Sales: Current market cap divided by total revenues.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Price-to-Tangible Book Value: Current market cap divided by book value after excluding good will.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2010

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market. The Russell MicroCap® Index had an inception date of June 30, 2000.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2010 (Unaudited)
	Past 6 Months	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	24.70%	57.78%	31.91%	196.63%	411.71%
Russell 2000® Index	28.17%	48.95%	32.20%	61.43%	228.69%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	30.71%	54.47%	15.55%	N/A	N/A
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2010 (Unaudited)
	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years
Perritt MicroCap Opportunities Fund	57.78%	5.70%	11.49%	11.50%
Russell 2000® Index	48.95%	5.74%	4.91%	8.26%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	54.47%	2.93%	N/A	N/A
(reflects no deduction for fees and expenses)

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings (Unaudited)

Health Grades, Inc. (HGRD) provides proprietary objective healthcare provider ratings and advisory services. Its ratings address hospitals, nursing homes, and home health agencies. The company offers healthcare information, including information relating to quality of service, as well as profile information on physicians that enables clients to measure, assess, enhance, and market health-care quality.

BioScrip, Inc. (BIOS) is a specialty pharmaceutical healthcare organization.  It operates through two segments: Specialty Pharmacy Services and Traditional Pharmacy Services.  As of March 31, 2010 it owned and operated 43 specialty pharmacies comprising community, mail order, and infusion pharmacies.

Star Gas Partners, L.P. (SGU) operates as a home heating oil distributor and services provider in the United States. It provides its services to residential and commercial customers to heat their homes and buildings.

Questcor Pharmaceuticals, Inc. (QCOR) provides prescription drugs for diseases and disorders for which there is significant unmet medical need. Its primary drug is H.P. Acthar Gel, an injectable drug that is approved for the treatment of certain disorders with an inflammatory component, including the treatment of exacerbations associated with multiple sclerosis, infantile spasms, opso-clonus myoclonus syndrome, and nephrotic syndrome.

Newpark Resources, Inc. (NR) provides fluids management, environmental, and oilfield services to the oil and gas exploration and production industry. The company provides drilling fluids sales and engineering services, as well as onsite drilling fluids processing services. It also provides prefabricated interlocking mat systems for constructing drilling and work sites; onsite and offsite environmental services, including site assessment, pit design, construction, and drilling waste management; regulatory compliance services; and temporary work site services to the pipeline, electrical utility, and highway construction industries.

Rentrak Corporation (RENT) delivers content performance data for various entertainment platforms and media technologies, including television, theatrical, home entertainment, mobile, and broadband video in the United States and Canada.

Gulfport Energy Corporation (GPOR) engages in the exploration, development, and production of oil and gas in the Louisiana Gulf Coast and the Permian Basin in west Texas. The company also holds indirect interests in the Alberta Oil Sands in Canada. In addition, it holds interests in properties located in southeast Asia, including the Phu Horm gas field in Thailand.

Comfort Systems USA, Inc. (FIX) provides installation, maintenance, repair, and replacement services for heating, ventilation, and air conditioning (HVAC) systems. It also provides specialized applications, such as building automation control systems, fire protection, process cooling, electronic monitoring, and process piping.

HealthTronics, Inc. (HTRN) provides healthcare services, and manufactures medical devices primarily for the urology community in the United States. It offers lithotripsy services, which is a medical procedure where a device called a lithotripter transmits high energy shockwaves through the body to break up kidney stones. The company also provides services relating to operating its lithotripters, including scheduling, staffing, training, quality assurance, and regulatory compliance, as well as contracting with payors, hospitals, and surgery centers.

John B. Sanfilippo & Son, Inc. (JBSS) engages in processing and marketing tree nuts and peanuts in the United States. The company provides raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts.  It offers its nut products under various private labels, as well as under the Fisher, Flavor Tree, Sunshine Country, and Texas Pride brand names.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2010

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2010 (Unaudited)

Shares	COMMON STOCKS – 90.72%	Value
Auto Parts & Equipment - 2.28%
358,000	Midas Group, Inc. (a)	$4,120,580
427,281	SORL Auto Parts, Inc. (a)	4,524,906
		8,645,486
Building Materials - 0.43%
239,665	MFRI, Inc. (a)	1,627,325
Business Services - 8.86%
261,000	Barrett Business Services, Inc.	4,019,400
150,000	DJSP Enterprises, Inc. (a)	1,950,000
230,000	Dolan Media Co. (a)	2,734,700
97,000	Exponent, Inc. (a)	2,891,570
489,600	GP Strategies Corporation (a)	3,951,072
635,000	Innodata Isogen, Inc. (a)	2,197,100
394,350	PRGX Global, Inc. (a)	2,665,806
317,635	RCM Technologies, Inc. (a)	1,305,480
270,200	Rentrak Corporation (a)	5,911,976
287,100	Tier Technologies, Inc. (a)	2,403,027
350,521	Virtusa Corp. (a)	3,606,861
		33,636,992
Chemicals & Related Products - 3.63%
580,000	Aceto Corporation	3,868,600
220,000	KMG Chemicals, Inc.	4,056,800
364,707	Omnova Solutions, Inc. (a)	2,790,009
330,584	Penford Corporation (a)	3,057,902
		13,773,311
Computers & Electronics - 3.27%
239,500	Astro-Med, Inc.	1,820,200
286,500	CyberOptics Corporation (a)	3,177,285
575,000	PC-Tel, Inc. (a)	3,743,250
209,350	Rimage Corporation (a)	3,674,092
		12,414,827
Construction & Engineering - 3.31%
327,700	Comfort Systems USA, Inc.	4,614,016
350,000	Furmanite Corporation (a)	1,785,000
550,600	Hills International, Inc. (a)	3,534,852
150,981	Sterling Construction Company, Inc. (a)	2,642,167
		12,576,035
Consumer Products - Distributing - 0.18%
1,617,700	China 3C Group (a)	663,257
Consumer Products - Manufacturing - 4.58%
252,608	Flexsteel Industries, Inc.	3,539,038
422,037	Kimball International, Inc.	3,393,178
34,000	Middleby Corporation (a)	2,078,080
159,500	Orchids Paper Products (a)	2,362,195
150,000	Steinway Musical Instruments, Inc. (a)	2,874,000
148,250	Universal Electronics, Inc. (a)	3,145,865
		17,392,356
Consumer Services - 1.61%
560,000	Noah Education Holdings Ltd. - ADR	2,396,800
550,000	Stewart Enterprises, Inc. - Class A	3,729,000
		6,125,800
Electronic Equipment & Instruments - 1.05%
200,000	Methode Electronics, Inc.	2,220,000
353,000	Nam Tai Electronics, Inc. (a)	1,772,060
		3,992,060
Energy & Related Services - 4.20%
342,911	Matrix Services Co. (a)	3,645,144
110,000	Michael Baker Corporation (a)	3,887,400
354,545	Mitcham Industries, Inc. (a)	2,591,724
150,000	PHI, Inc. (a)	3,118,500
656,565	TGC Industries, Inc. (a)	2,705,048
		15,947,816
Environmental Services - 1.18%
1,622,360	Perma-fix Environmental Services, Inc. (a).	3,471,850
304,700	Versar, Inc. (a)	1,002,463
		4,473,313

Financial Services - 2.08%
258,525	Nicholas Financial, Inc. (a)	2,223,315
586,652	Sanders Morris Harris Group, Inc.	3,502,312
260,000	TradeStation Group, Inc. (a)	2,173,600
		7,899,227
Food - 3.90%
100,000	Cal-Maine Foods, Inc.	3,338,000
305,000	John B. Sanfilippo & Son, Inc. (a)	4,584,150
443,200	Landee Corporation (a)	2,716,816
779,313	Omega Protein Corp. (a)	4,169,325
		14,808,291
Insurance - 0.05%
366,800	CRM Holdings Ltd. (a)	190,773

Leisure - 1.71%
130,000	Ascent Media Corp. (a)	3,837,600
1,000,000	Century Casinos, Inc. (a)	2,650,000
		6,487,600

Medical Supplies & Services - 13.68%
96,000	Albany Molecular Research, Inc. (a)	768,000
271,356	Allied Healthcare Products, Inc. (a)	1,044,721
200,000	America Service Group, Inc.	3,392,000
750,000	BioScrip, Inc. (a)	6,705,000
113,900	Cutera, Inc. (a)	1,316,684
125,900	Ensign Group, Inc.	2,185,624
740,000	Five Star Quality Care, Inc. (a)	2,190,400
1,035,305	Health Grades, Inc. (a)	7,257,488
1,292,556	HealthTronics, Inc. (a)	4,588,574
2,064,000	Hooper Holmes, Inc. (a)	1,878,240
325,000	IntegraMed America, Inc. (a)	2,775,500
243,131	Psychemedics Corporation	1,932,891
650,000	Questcor Pharmaceuticals, Inc. (a)	6,331,000
192,000	Transcend Services, Inc. (a)	2,855,040
291,500	Virtual Radiologic Corporation (a)	3,643,750
300,000	VIVUS, Inc. (a)	3,057,000
		51,921,912
Military Equipment - 0.49%
350,500	Force Protection, Inc. (a)	1,875,175
Minerals & Resources - 0.88%
544,000	Fronteer Development Group, Inc. (a)	3,334,720

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2010 (Unaudited)

Oil & Gas - 8.86%
540,000	Allis-Chalmers Energy, Inc. (a)	2,176,200
383,987	CE Franklin Ltd. (a)	2,653,350
925,000	Gasco Energy, Inc. (a)	415,325
470,100	Gulfport Energy Corp. (a)	5,876,250
900,000	Newpark Resources, Inc. (a)	6,012,000
1,450,000	Star Gas Partners LP	6,423,500
22,267	Tengasco, Inc. (a)(c)	11,913
250,000	TransGlobe Energy Corporation (a)	1,870,000
300,000	U.S. Energy Corp. (a)	1,836,000
450,000	Union Drilling, Inc. (a)	2,983,500
600,000	VAALCO Energy, Inc.	3,366,000
		33,624,038
Real Estate - 0.24%
31,000	Tejon Ranch Co. (a)	891,560
Retail - 1.11%
500,000	PC Mall, Inc. (a)	2,595,000
117,477	Rush Enterprises, Inc. (a)	1,616,484
		4,211,484
Semiconductor Related Products - 3.43%
252,500	Actel Corporation (a)	3,918,800
400,000	Anadigics, Inc. (a)	2,012,000
200,000	Cirrus Logic, Inc. (a)	2,542,000
665,029	FSI International, Inc. (a)	2,540,411
210,660	Rudolph Technologies, Inc. (a)	2,007,590
		13,020,801
Software - 4.18%
601,205	American Software, Inc. - Class A	3,841,700
94,745	ATC Technology Corp. (a)	1,936,588
120,212	Clicksoftware Technologies Ltd. (a)	817,441
492,000	Cryptologic Limited	1,667,880
2,049,300	iPass, Inc.	2,950,992
350,000	Smith Micro Software, Inc. (a)	3,321,500
205,100	Vasco Data Security International, Inc. (a)	1,329,048
		15,865,149
Specialty Manufacturing - 4.49%
78,300	AEP Industries, Inc. (a)	2,163,429
165,000	AM Castle & Co. (a)	2,263,800
225,000	China Gerui Advanced
	Materials Group Ltd. (a)	1,568,250
139,965	Courier Corp.	2,405,998
910,000	Flanders Corporation (a)	3,503,500
50,998	L. B. Foster Co. (a)	1,509,541
126,500	Northern Technologies
	International Corp. (a)	1,199,220
100,000	Northwest Pipe Company (a)	2,412,000
		17,025,738
Telecommunications - 6.36%
65,000	City Telecomm Hong Kong Ltd.	963,300
430,540	Cogo Group, Inc. (a)	3,031,002
619,400	Gilat Satellite Networks Ltd. (a)	3,753,564
344,200	Globecomm Systems, Inc. (a)	2,681,318
500,000	Harmonic, Inc. (a)	3,420,000
263,240	Management Network Group, Inc. (a)	760,763
250,000	Oplink Communications, Inc. (a)	3,777,500
350,000	RADVision Ltd. (a)	2,236,500
421,600	SeaChange International, Inc. (a)	3,511,928
		24,135,875
Transportation - 4.68%
450,000	Grupo TMM S.A.B. ADR (a)	1,287,000
125,000	Hornbeck Offshore Services, Inc.(a)	3,058,750
170,000	Republic Airways Holdings, Inc.(a)	1,064,200
151,200	Scorpio Tankers, Inc. (a)	1,890,000
1,100,000	Star Bulk Carriers Corp.	3,135,000
400,000	StealthGas, Inc. (a)	2,164,000
164,700	USA Truck, Inc. (a)	3,033,774
139,070	Vitran Corporation, Inc. (a)	2,112,473
		17,745,197

	TOTAL COMMON STOCKS
	(Cost $335,974,399)	$344,307,118

Shares	REAL ESTATE INVESTMENT TRUST - 0.80%	Value
390,000	Monmouth Real Estate
	Investment Corp. - Class A	$3,026,400

	TOTAL REAL ESTATE INVESTMENT TRUST
	(Cost $2,770,612)	$3,026,400

Contracts	WARRANTS - 0.00%	Value
598	Lantronix, Inc.
	Expiration: 02/09/2011,
	Exercise Price: $0.85 (b)	$-
	TOTAL WARRANTS
	(Cost $0)	$-

Principal
Amount	SHORT TERM INVESTMENTS - 3.95%	Value
	United States Treasury Bills
$ 7,500,000	0.134%, 8/26/2010	$7,495,762
7,500,000	0.110%, 9/23/2010	$7,494,488
	TOTAL SHORT TERM INVESTMENTS
	(Cost $14,993,506)	$14,990,250

	Total Investments
	(Cost $353,738,517) - 95.47%	$362,323,768

	Other Assets in Excess
	of Liabilities - 4.53%	17,191,894

	TOTAL NET ASSETS - 100.00%	$379,515,662

 Percentages are stated as a percent of net assets.
 ADR American Depository Receipt
(a) Non-income producing security.
(b) The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security respresents $0 or 0.00% of the Fund’s Net Assets.
(c) Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Please see note six of the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Investment Income:
Dividend income	$972,146
Interest income	6,848
Total investment income	978,994

Expenses:
Investment advisory fee	1,733,087
Shareholder servicing	201,468
Printing & Mailing fees	42,822
Administration fee	71,268
Directors’ fees & expenses	21,984
Federal & state registration fees	19,156
Fund accounting expenses	34,498
Legal fees	10,413
Payroll expense **	16,617
Custodian fees	10,976
Audit fees	6,274
Other expense	2,456
Total expenses	2,171,019

Net investment loss	(1,192,025)
Realized and Unrealized Gain on Investments:
Realized gain on investments	17,173,616
Change in unrealized appreciation on investments	62,277,193
Net realized and unrealized gain on investments	79,450,809
Net Increase in Net Assets Resulting from Operations	$79,258,784
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period

For the Six Months Ended			For the Years Ended October 31,
April 30, 2010 (Unaudited)			2009		2008	2007	2006	2005

Net asset value, beginning of period	$ 19.83		$ 15.92		$ 34.24	$ 32.32	$ 29.75	$ 24.46
Income (loss) from investment operations:
Net investment income (loss) 2	(0.08)		(0.03)		(0.13)	(0.10)	(0.03)	(0.16)
Net realized and unrealized gain(loss) on investments	4.99		3.94		(13.43)	5.06	4.05	6.04
Total from investment operations	4.91		3.91		(13.56)	4.96	4.02	5.88

Less dividends and distributions:
Distributions from net realized gains	-		-		(4.77)	(3.05)	(1.46)	(0.60)
Total dividend and distributions	-		-		(4.77)	(3.05)	(1.46)	(0.60)

Redemption fees 2	-	5	-	5	-	0.01	0.01	0.01
Net asset value, end of period	$ 24.74		$ 19.83		$ 15.92	$ 34.24	$ 32.32	$ 29.75
Total return 1	24.70%	4	24.56%		(45.32%)	16.64%	14.04%	24.41%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$ 379,516		$315,865		$ 234,350	$ 569,856	$ 492,582	$ 424,466
Ratio of net expenses to average net assets:	1.25%	3	1.42%		1.37%	1.27%	1.29%	1.29%
Ratio of net investment income loss to average net assets:	(0.69%)	3	(0.18%)		(0.56%)	(0.30%)	(0.11%)	(0.59%)
Portfolio turnover rate	23.1%		25.4%		26.7%	28.5%	26.1%	24.1%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Annualized
4	Not Annualized
5     Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	April 30, 2010 (Unaudited)	October 31, 2009
Operations:
Net investment loss	$ (1,192,025)	$ (444,151)
Net realized gain (loss) on investments	17,173,616	(13,575.144)
Net increase in unrealized appreciation on investments	62,277,193	70,826,550
Net increase in net assets resulting from operations	78,258,784	56,807,255
Dividends and Distributions to Shareholders:
Net investment income	-	-
Net realized gains	-	-
Total dividends and distributions	-	-
Capital Share Transactions:
Proceeds from shares issued
(2,303,478 and 6,944,865 shares, respectively)	50,409,102	111,825,922
Cost of shares redeemed
(2,889,208 and 5,741,975 shares, respectively)	(65,028,499)	(87,156,374)
Redemption fees	11,663	37,960
Net increase (decrease) in net assets from capital share transactions	(14,607,734)	24,707,508
Total Increase in Net Assets	63,651,050	81,514,763

Net Assets
Beginning of the Period	315,864,612	234,349,849
End of the Period (including undistributed net investment
income (loss) of ($927,380) and $264,645 respectively)	$ 379,515,662	$ 315,864,612

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

Assets:
Investments at fair value (cost $353,738,517)	$362,323,768
Cash	20,460,821
Dividends and interest receivable	48,000
Receivable for investments sold	586,344
Receivable for fund shares issued	680,831
Prepaid expenses	1,433
Total Assets	384,131,197
Liabilities:
Payable for investments purchased	3,787,984
Payable for fund shares redeemed	377,153
Payable to Advisor	312,766
Accrued expenses and other liabilities	137,632
Total Liabilities	4,615,535
Net Assets	$379,515,662
Net Assets Consist of:
Capital stock	$382,815,958
Accumulated net investment loss	(927,380)
Accumulated undistributed net realized loss on investments sold	(10,958,167)
Net unrealized depreciation on investments	8,585,251
Total Net Assets	$379,515,662

Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,339,522
Net asset value per share.	$24.74

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Notes to Financial Statements

April 30, 2010 (Unaudited)

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor under procedures established by and under the supervision of the Board of Directors of the Fund.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2009 by increasing accumulated net investment income and accumulated net realized losses by $3,013,008 and $3,309,525 respectively, and decreasing capital stock by $6,322,533.

g.
As of and during the year ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2005.

Notes to Financial Statements Continued

2.	Security Valuation

Financial Accounting Standards Board accounting standards codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

                • Level 1 - Quoted prices in active markets for identical securities.
                •  Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•  Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of April 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$ 39,464,464	$-	$-	$39,464,464
Consumer Staples	14,453,670	-	-	14,453,670
Energy	45,824,704	-	-	45,824,704
Financial	8,981,560	-	-	8,981,560
Health Care	51,921,912	-	-	51,921,912
Industrials	70,627,186	-	-	70,627,186
Information Technology	80,659,876	-	-	80,659,876
Materials	24,986,946	-	-	24,986,946
Telecommunication Services	963,300	-	-	963,300
Utilities	6,423,500	-	-	6,423,500
Total Common Stocks	344,307,118	-	-	344,307,118
Fixed Income
Real Estate Investment Trusts	3,026,400	-	-	3,026,400
Total Fixed Income	3,026,400	-	-	3,026,400
Short-Term Investments	-	14,990,250	-	14,990,250
Total Investments in Securities	$ 347,333,518	$14,990,250	$-	$362,323,768

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At April 30, 2010, the Fund had fees due to PCM of $312,766. For the six months ended April 30, 2010, the Fund incurred advisory fees of $1,733,087 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2010 were as follows:

	Purchases			Sales
U.S. Government		Other	U.S. Government		Other
$ -		$72,218,391	$ -		$76,873,143

Perritt MicroCap Opportunities Fund

Notes to Financial Statements Continued

5.	Federal Income Tax Matters

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$326,389,972
Gross tax unrealized appreciation	$46,279,597
Gross tax unrealized depreciation	(99,737,485)
Net tax unrealized depreciation
on investment	(53,457,888)
Distributable ordinary income	-
Distributable long-term capital gains	-
Total distributable earnings	-
Other accumulated losses	(28,101,192)
Total accumulated losses	(81,559,080)

The difference between book and tax basis distributable earnings are primarily related to the classification of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), the recognition of income from passive foreign investment companies (“PFICs”), and the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	Year Ended October 31, 2009	Year Ended October 31, 2008
Ordinary Income	$-	$4,948,328
Long Term Capital Gain	-	74,010,663

As of October 31, 2009, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$14,599,793
October 31, 2017	13,501,399

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At April 30, 2010, the Fund held restricted securities with an aggregate market value of $11,913 or 0.00% of the Fund’s Net Assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2010, under which the Fund may borrow up to the lesser of $8,250,000, 5% of the net assets of the Fund, 5% of the market value of the assets of the Fund, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2009 to April 30, 2010, the Fund had no borrowings. At April 30, 2010, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

Expense Example (Unaudited)

April 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009 - April 30, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/09	4/30/10	11/1/09 – 4/30/101

Actual	$1,000.00	1,247.00	$6.96
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

1	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund

Advisory Agreements

April 30, 2010

Approval of renewal of investment
advisory agreements

On December 4, 2009, the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “Funds”) approved the renewal of the Funds’ Investment Advisory Agreements (the “Agreements”) with Perritt Capital Management, Inc. (“PCM”).  The information, factors considered, and conclusions are described below.

1.	Information Received

During the year, the Directors receive a substantial amount of information and material pertinent to services rendered to the Funds by PCM as well as general information regarding the mutual fund industry.  The Funds’ specific information includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, brokerage fees, expenses, redemption fees and portfolio trading practices.  This information is provided to the Directors at the regularly scheduled quarterly board meetings.  The board meeting books also contain a detailed description of mutual fund legal and industry updates.  On a weekly basis, the Directors receive reports showing inflows/outflows and the net asset value for each of the Funds.  As warranted, the Board of Directors receives articles of interest that are published by independent newsletters and mutual fund trade association web sites.  The articles relate to regulatory and compliance issues and industry trends. U. S. Bank has provided the directors with a detailed report pursuant to 15(c) of the Investment Company Act of 1940.  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data as compiled by Lipper and identifies a group of similar funds as to investment classification, asset size and load types.  In addition to data from the peer group, the Funds compared favorably with the Lipper Small-Cap Core Fund Index over the longer term, as well as with the Russell 2000 Index, the MSCI U.S. MicroCap Index, and the Russell MicroCap Index as presented in this year’s Annual Report.  Additional information provided to the board included a discussion of PCM’s personnel committed to investment management, administration and compliance.

There were a number of matters considered in renewing the agreements.  Following is a description of the factors considered.  There was no single factor that brought about the recommendation to renew the agreements but rather consideration of overall service, performance and costs associated with retaining PCM as advisor to the Funds.

2.	Nature, extent and quality of service

PCM continues to add staff and purchase software enhancements.  Specifically, PCM has hired a compliance assistant.  The compliance assistant will ultimately replace the Chief Compliance Officer who is retiring mid-year of 2010.  PCM will bear the cost of overlapping compensation for a period of approximately 6 months during this transition. The Chief Compliance Officer is a critical position responsible for the maintenance of compliance policies and procedures, of enhancing the compliance programs that are already in place and adapting them as new regulations are proposed by the Securities and Exchange Commission. Marketing efforts have increased with additional contact with existing share holders and potential new sources of fund ownership.  This effort includes, but is not limited to, quarterly updates and more frequent web site updating.  This is being accomplished through the purchase of a contact management software program which enhances our database of shareholders.  PCM has also subscribed to an additional data service provided by Capital IQ.  This service provides critical information in assisting the securities analysts.  All costs of personnel, system upgrades, marketing and monitoring of third party service providers are borne by PCM.

3.	Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions.  As noted in the 15-C report, the Perritt MicroCap Opportunities Fund’s performance was marginally below the peer group median but still within range of the three month figure.  The MicroCap Fund compares more favorably over the one year, three year and ten year periods.  The Board of Directors noted that over the past year, comparisons of performance numbers have improved over last year’s performance due to easing of the turbulence in the financial markets over the last 18 months.  The directors indicated that they will monitor the performance and will be looking for improvement as the market volatility slows.  The Perritt Emerging Opportunities Fund’s performance is above its Lipper Category average for the 1 Month, 3 Month, 6 Month and 1 Year periods.  This represents a marked improvement over last year’s performance numbers.

Advisory Agreements Continued

In the portfolio managers report, it was pointed out that both the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund performances were better than most of their peers.  It was noted that Funds have recovered quite nicely this year.  When Morningstar’s performance figures are reviewed, the MicroCap has the 35th best 10 year performance for all equity funds (over 4,500 funds) in the Morningstar database.

The directors determined that PCM’s performance in managing the Funds would indicate that continued management of the Funds’ assets, by PCM, would be in the best interest of shareholders.

4.	Advisory fees and expenses

The Directors were provided with a comparative table of advisory fees and other expenses for the Funds as well as those of the peer group funds.  The Perritt MicroCap Opportunities Fund’s advisory fees were equal to the median fees of the peer group while total expenses were almost identical to the median fees of the peer group.  The Perritt Emerging Opportunities Fund’s advisory fees and total expenses were higher than the peer group median but lower than the highest expense percentage within the peer group.  The Directors were reminded that some expenses have been reduced through re-negotiated service contracts with U.S. Bank for transfer agent and custodial services.  As net assets have improved, so have the expense ratio numbers.  The Adviser will, however, continue to monitor and make expense reductions where feasible and without sacrificing service levels provided to Fund shareholders.  The Board of Directors concluded that the advisory and total expense categories were fair and reasonable.

Advisory fees charged to privately managed accounts are, in some cases, lower than those charged to the Funds, but the differences are justified due to the greater amount of resources devoted to managing the Funds..

5.	Adviser costs and level of profit

In reviewing the non-advisory fee cost, the Directors determined that the Perritt MicroCap Opportunities Fund was in line with the non-advisory fees of its peer group while the non-advisory fees in the Perritt Emerging Opportunities Fund were in line with the non-advisory fees of the peer group.  Due to the increases in personnel, system enhancements and a more aggressive marketing effort, the Directors believe that the level of profit is reasonable. The expense ratios will be monitored and period reports will be made to the Board of Directors to ensure that the Adviser is making every effort to contain or reduce ongoing expenses.  The Board of Directors determined that the level of profit to the Adviser was fair and reasonable.

6.	Additional benefits

PCM has developed a strong network of broker-dealers who not only execute transactions for the Funds, but provide PCM with research and follow-up on companies that are held by the Funds.  The research provided by this network is not paid for by any soft dollar arrangement.  In the absence of soft dollar payments, PCM is able to negotiate lower commission costs for the Funds’ portfolio transactions.

7.	Conclusions

The Directors concluded that based on performance, nature, extent and quality of services provided and the cost of those services were fair and reasonable.  The Directors further determined that the Funds and their shareholders had received reasonable value from PCM’s services.  The Directors after considering all of the matters above unanimously approved the renewal of the Investment Advisory Agreement between PCM and the Funds.

President’s Message By Michael Corbett, President

   The Perritt Emerging Opportunities Fund posted a 31.82 percent return during the first six months of fiscal 2010, which compares favorably to the 30.71 percent return for the Russell Microcap Index.  The Russell 2000 Index rose by 28.17 percent during the same period.  The complete performance results can be viewed on page 20.  We have included both the Russell Microcap Index and the Russell 2000 Index to compare performance of the Fund to the micro-cap and small-cap segment of the marketplace.

Our attribution analysis shows that the Fund’s performance relative to the Russell Microcap Index was greatly enhanced by our stock selections.  The majority of strong individual stock selection came from merger and acquisition activity.  The Fund had 10 companies bought out during the past six months.  With the exception of consumer staples and health care, all of our industry holdings performed well relative to the industry performance within the Russell Microcap Index.

During the past six months, we liquidated our investment in 15 companies.  Two companies were sold due to valuation levels being reached and three companies were sold due to poor operating results.  As discussed earlier, the remaining 10 issues were forced sales due to buyout offers.  We are not surprised that merger and acquisition activity has increased significantly in the past six months. Faced with low interest rates, management teams of acquiring companies are potentially receiving pressure from boards and shareholders to find better opportunities to utilize their cash.  The result has often been the purchase of profitable small companies.

The forced sales due to buyout offers has resulted in more than $4 million in realized gains in the current fiscal year. Since the Emerging Opportunities Fund has more than $10 million in tax-loss carry forwards, we believe that the Fund will be very tax efficient over the next few years.

We continue to hear concerns that only low quality stocks have participated in the stock market’s rally during the past 14 months.  Many investors define low quality as companies with stock prices below $5 per share, which is a range that includes the majority of small company stocks.  We prefer to define low quality stocks as companies with poor business fundamentals and poor capital structures.  Given our strict investment process and our preference for strong balance sheets, high returns on invested capital and strong cash flow, we are confident that our portfolio of companies meets the high quality standard. In fact, the average company in our portfolio has only 0.3 percent of assets in debt versus a 7.6 percent level for the Russell 2000 Index and a 19.1 percent level for the S&P 500 Index, a large company index. Finally, the fact that we have had 10 buyouts in the past six months demonstrates that other investors have agreed with our conviction that we have held high quality stocks in our portfolio.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap
Opportunities Fund in
1996 and President of
the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been
President of the
Emerging
Opportunities Fund
since its inception. He
is responsible for the
daily operations of
both funds and
shares the portfolio
management duties of
both the MicroCap
and Emerging
Opportunities Funds
with Dr. Gerald W.
Perritt.

As of April 30, 2010, the Fund’s portfolio contained the common stocks of 147 companies, 10 of which were added during the past six months.  The Fund’s largest holdings and brief descriptions can be found on page 21 of this report. Based on our earnings estimates, the Fund’s portfolio’s price-to-earnings ratio is slightly less than 13 times 2010 earnings and less than 12 times 2011 earnings.  The average stock in the portfolio is priced at 0.6 times revenue and the median market capitalization is approximately $53 million.  In addition, the average stock in the portfolio is priced at 1.6 times book value.

As we reported six months ago, the Board of Directors of the Perritt Funds and Perritt Capital Management negotiated with the Fund’s vendors to reduce fees.  We are pleased to report that the Fund’s expense ratio declined from 2.11 percent in fiscal 2009 to 1.73 percent in the first six months of fiscal 2010.  In addition to the lower negotiated fees, the Fund’s higher asset level also helped reduce the overall expense ratio. The Emerging Opportunities Fund assets have increased from less than $37 million as of April 30, 2009 to more than $84 million on April 30, 2010.  If the current asset level of the Perritt Emerging Opportunities Fund grows, we would expect that the expense ratio will be lower in the future.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at  www.perrittmutu-alfunds.com.  Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

Opinions expressed are those of Mr. Corbett and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Michael Corbett
President

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. Stocks.

The Russell MicroCap® Index measures the microcap segment of the U.S. equity market.

You cannot invest directly in an index.

Return on Invested Capital is used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

Price-to-Earnings: Current share price divided by trailing twelve-month earnings.

Perritt Emerging Opportunities Fund

Performance* (Unaudited)	April 30, 2010

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the microcap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2010 (Unaudited)
	Past 6 Months	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	31.82%	78.83%	20.68%	29.33%
Russell 2000® Index	28.17%	48.95%	32.20%	41.79%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	30.71%	54.47%	15.55%	21.92%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2010 (Unaudited)
	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	78.83%	3.83%	4.64%
Russell 2000® Index	48.95%	5.74%	6.36%
(reflects no deduction for fees and expenses)
Russell MicroCap® Index	54.47%	2.93%	3.56%
(reflects no deduction for fees and expenses)

*This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through April 30, 2010.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings (Unaudited)

AXT, Inc. (AXTI) develops and produces high-performance compound and single element semiconductor substrates for wireless communications, lighting display applications, and fiber optic communications applications. The company offers semi-insulating substrates made from gallium arsenide, which are used in power amplifiers and radio frequency integrated circuits of wireless handsets; direct broadcast televisions; high-performance transistors; and satellite communications applications.

Magnum Hunter Resources Corp. (MHR), an independent oil and gas company, engages in the acquisition, development, and production of oil and natural gas primarily in West Virginia, North Dakota, Texas, and Louisiana. The company operates approximately 2,048 wells; and owns approximately 87,000 net acres, including approximately 46,000 net acres overlying the Marcellus Shale, as well as the shallow sandstones.

BofI Holding, Inc. (BOFI) operates as the holding company for Bank of Internet USA which provides various consumer and wholesale banking services primarily through Internet in the United States. The company offers various deposit products, including demand deposits, savings accounts, and time deposits. It also offers various loan products.

Newtek Business Services, Inc. (NEWT) providesbusiness services to the small-and medium-sized business markets in the United States. It provides electronic payment processing services  and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks, and other non-cash forms of payment. The company also provides shared and dedicated hosting services under the CrystalTech brand name. In addition, it originates, sells, and services small businesses loans by the U.S. Small Business Administration.

Sparton Corporation (SPA) provides design and electronic manufacturing services, which include a range of engineering, pre-manufacturing, and post-manufacturing services on a contract basis.

Manitex International, Inc. (MNTX) provides engineered lifting solutions. The company operates through two segments, Lifting Equipment and Equipment Distribution. The Lifting Equipment segment designs, manufactures, and distributes boom trucks and crane products. The Equipment Distribution segment distributes rough terrain and truck cranes, material handlers, boom trucks, and sky cranes for infrastructure development and commercial construction.

Evolving Systems, Inc. (EVOL) provides software solutions and services to the wireless, wireline, and Internet protocol (IP) carrier markets. It offers its Dynamic SIM Allocation solution that offers carriers a way to provide wireless services by activating and assigning resources to the wireless device when it is first used; and Tertio, a service activation solution for carriers to activate a new subscriber or add a new service to an existing subscriber.

AeroCentury Corp. (ACY) invests in used regional aircraft equipment leased to foreign and domestic regional air carriers. The company leases regional aircraft and engines, which are used by customers under triple net operating leases in Europe, the United Kingdom, the Caribbean, Central America, Asia, the United States, Africa, and South America.

Charles & Colvard, Ltd. (CTHR) manufactures and distributes Moissanite jewels for use in fine jewelry in the United States and internationally. It offers near-colorless moissanite jewels cut in various shapes, including round, square brilliant, cushion, radiant, pear, marquise, as well as green moissanite jewels. The company primarily sells its loose moissanite jewels to jewel distributors and jewelry manufacturers.

A.C. Moore Arts & Crafts, Inc. (ACMR) operates as a specialty retailer of arts, crafts, and floral merchandise in the eastern region of the United States. Its stores offer art and scrapbooking items, traditional and fashion crafts, floral and floral accessories, home decor and frames, and seasonal items for children and adults.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2010

Perritt Emerging Opportunities Fund

Schedule of Investments	April 30, 2010 (Unaudited)

Shares	COMMON STOCKS – 92.99%	Value
Aerospace & Defense - 2.78%
36,500	Astronics Corp. (a)	$527,790
112,500	CPI Aerostructures, Inc. (a)	1,006,875
50,000	Kratos Defense & Security Solutions (a)	712,500
470,000	OSI Geospatial, Inc. (a)	94,705
		2,341,870
Air Transport - 1.25%
45,600	AeroCentury Corp. (a)	1,058,832
Auto Parts & Equipment - 1.10%
87,500	SORL Auto Parts, Inc. (a)	926,625
Biotechnology - 1.18%
125,800	Bioclinica, Inc. (a)	625,226
274,400	Commonwealth Biotechnologies, Inc. (a)	68,600
209,000	Isoray, Inc. (a)	303,050
		996,876
Building Materials - 1.27%
70,000	MFRI, Inc. (a)	475,300
170,000	US Home Systems, Inc. (a)	593,300
		1,068,600
Business Services - 7.91%
132,000	Acorn Energy, Inc. (a)	744,480
1,600,654	BrandPartners Group, Inc. (a)	16,007
137,500	Fortune Industries, Inc. (a)	82,500
85,000	GP Strategies Corporation (a)	685,950
110,000	Innodata Isogen, Inc. (a)	380,600
124,700	MicroFinancial, Inc.	498,800
785,000	Newtek Business Services, Inc.	1,169,650
168,000	Perceptron, Inc. (a)	791,280
122,855	Questar Assessment, Inc. (a)	49,142
109,000	RCM Technologies, Inc. (a)	447,990
40,000	Rentrak Corporation (a)	875,200
114,360	Smartpros Ltd. (a)	341,936
515,500	WidePoint Corp. (a)	587,670
		6,671,205
Chemical & Related Products - 1.48%
100,000	Flexible Solutions International, Inc.
	(Acquired 4/13/05, Cost $375,000) (a) (b)	190,000
120,000	Flexible Solutions International, Inc. (a)	228,000
30,400	KMG Chemicals, Inc.	560,576
48,880	TOR Minerals International, Inc. (a)	272,750
		1,251,326
Computers & Electronics - 8.98%
303,000	ADDvantage Technologies Group, Inc. (a)	866,580
360,000	Astrata Group, Inc. (a)	900
91,400	Astro-Med, Inc	694,640
119,900	Concurrent Computer Corporation (a)	673,838
57,600	CyberOptics Corp. (a)	638,784
500,000	Dot Hill Systems Corp. (a)	865,000
152,500	iGO, Inc. (a)	260,775
315,000	LRAD Corp. (a)	519,750
380,000	Napco Security Systems, Inc. (a)	915,800
35,000	Rimage Corporation (a)	614,250
118,665	Socket Mobile, Inc. (a)	379,728
40,000	Spectrum Controls, Inc. (a)	556,000
64,800	Williams Controls, Inc. (a)	592,920
		7,578,965
Construction & Engineering - 0.74%
171,500	KSW, Inc.	622,545
Consumer Products - Distributing - 0.21%
424,800	China 3C Group (a)	174,168
Consumer Products - Manufacturing - 5.00%
415,000	Charles & Colvard Ltd. (a)	1,033,350
300,000	Emerson Radio Corp. (a)	630,000
55,000	Flexsteel Industries, Inc.	770,550
301,000	Hauppauge Digital, Inc. (a)	343,140
100,000	Motorcar Parts of America, Inc. (a)	621,000
203,800	Tandy Brands Accessories, Inc.	823,352
		4,221,392
Electronic Equipment & Instruments - 5.49%
184,929	Allied Motion Technologies, Inc. (a)	745,264
37,500	Espey Manufacturing & Electronics Corp	723,750
46,900	Frequency Electronics, Inc. (a)	259,826
373,700	Iteris, Inc. (a)	698,819
406,500	Magnetek, Inc. (a)	800,805
48,500	O.I. Corporation	440,865
69,000	Schmitt Industries, Inc. (a)	265,650
218,800	Universal Power Group, Inc. (a)	697,972
		4,632,951
Energy & Related Services - 0.84%
131,046	China Solar & Clean Energy Solutions, Inc. (a)..	44,556
58,000	Mitcham Industries, Inc. (a)	423,980
59,204	TGC Industries, Inc. (a)	243,921
		712,457
Environmental Services - 1.82%
187,000	Envoy Capital Group, Inc. (a)	198,220
320,000	Perma-fix Environmental Services (a)	684,800
573,000	TurboSonic Technologies, Inc. (a)	292,230
110,000	Versar, Inc. (a)	361,900
		1,537,150
Financial Services - 4.59%
73,500	B of I Holding, Inc. (a)	1,295,805
115,000	Bank of Commerce Holdings	594,550
101,000	Hennessy Advisors, Inc.	313,100
201,500	Pacific Premier Bancorp (a)	999,440
27,660	Virtus Investment Partners, Inc. (a)	670,202
		3,873,097
Food - 3.04%
322,000	Armanino Foods Distinction, Inc.	154,560
110,000	G. Willi Food International Ltd. (a)	667,700
50,000	John B. Sanfilippo & Son, Inc. (a)	751,500
1,408,500	New Dragon Asia Corp. (a)	176,063
75,000	Overhill Farms, Inc. (a)	454,500
102,902	Willamette Valley Vineyard, Inc. (a)	361,186
		2,565,509
Insurance - 0.06%
91,400	CRM Holdings Ltd. (a)	47,537
Leisure - 1.73%
196,490	Century Casinos, Inc. (a)	520,699
226,000	Cybex International, Inc. (a)	348,040
177,000	Full House Resorts, Inc. (a)	552,240
2,700,000	IA Global, Inc. (a)	35,370
		1,456,349
Medical Supplies & Services - 10.14%
1,032,500	AdvanSource Biomaterials Corporation (a)	393,382
195,000	Allied Healthcare International, Inc. (a)	547,950
99,000	Allied Healthcare Products, Inc. (a)	381,150
578,000	American Bio Medica Corp. (a)	75,140
58,000	American Medical Alert Corporation (a)	372,360
43,700	Birner Dental Management Services, Inc.	754,699
152,100	Carriage Services, Inc. (a)	755,937
50,500	Flamel Technologies SA - ADR (a)	435,310
500,000	HearUSA, Inc. (a)	655,000
799,200	Hooper Holmes, Inc. (a)	727,272
300,000	iCAD, Inc. (a)	441,000
126,203	IRIDEX Corporation (a)	546,459
165,000	NovaMed, Inc.(a)	541,200
665,000	Ophthalmic Imaging Systems, Inc. (a)	768,075
568,000	PHC, Inc. (a)	727,040
29,000	Transcend Services, Inc. (a)	431,230
		8,553,204
Minerals & Resources - 0.72%
1,100,000	Golden Odyssey Mining, Inc. (a)	113,703

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2010 (Unaudited)

200,000	Vista Gold Corp. (a)	498,000
		611,703
Motion Pictures - 0.95%
104,600	Ballantyne Strong, Inc. (a)	805,420
Oil & Gas - 4.66%
75,000	CE Franklin Ltd. (a)	518,250
300,000	Far East Energy Corp. (Acquired
	12/31/04, and 10/31/05, Cost $275,000)(a)(b)	130,500
149,479	Far East Energy Corp. (a)	65,023
275,000	Gasco Energy, Inc. (a)	123,475
101,500	Hallador Energy Company (a)	847,525
315,000	Magellan Petroleum Corp. (a)	683,550
337,500	Magnum Hunter Resources Corp. (a)	1,566,000
		3,934,323
Retail - 2.86%
250,000	AC Moore Arts & Crafts, Inc. (a)	1,020,000
120,000	GTSI Corp. (a)	768,000
108,195	Hastings Entertainment, Inc. (a)	627,531
		2,415,531
Road & Rail - 1.05%
120,000	Covenant Transportation
	Group, Inc.- Class A (a)	888,000
Semiconductor Related Products - 5.78%
395,000	8x8, Inc. (a)	541,150
50,955	Amtech Systems, Inc. (a)	487,639
401,500	AXT, Inc. (a)	1,754,555
125,000	FSI International, Inc. (a)	477,500
150,000	Ramtron International Corp (a)	505,500
190,600	Sparton Corporation (a)	1,113,104
		4,879,448
Software - 5.84%
100,275	American Software, Inc. - Class A	640,757
320,000	ARI Network Services, Inc. (a)	272,000
198,256	BSQUARE Corp. (a)	515,466
100,000	Clicksoftware Technologies Ltd. (a)	680,000
110,000	Cryptologic Limited	372,900
431,740	CTI Group Holdings, Inc.. (a)	34,539
151,475	Evolving Systems, Inc. (a)	1,099,709
840,000	Invictus Financial, Inc. (a)	10,920
114,848	Navarre Corp. (a)	246,923
200,000	Network Engines, Inc. (a)	610,000
30,000	Versant Corp. (a)	444,900
		4,928,114
Specialty Manufacturing - 8.31%
24,119	Alamo Group, Inc.	568,244
250,000	Baldwin Technology Co., Inc. - Class A (a)	370,000
112,000	Core Molding Technologies, Inc. (a)	593,600
364,500	Digital Ally, Inc. (a)	729,000
192,307	Electric & Gas Technology, Inc. (a)	904
33,200	Friedman Industries, Inc.	196,544
13,000	Hurco Companies, Inc. (a)	252,980
20,000	LMI Aerospace, Inc. (a)	345,200
411,520	Manitex International, Inc. (a)	1,106,989
34,800	Nobility Homes, Inc. (a)	356,700
90,000	Northern Technologies International Corp. (a)	853,200
246,500	RF Monolithics, Inc. (a)	290,870
20,000	Universal Stainless & Alloy Products, Inc. (a)	466,600
168,001	Worldwide Energy
	& Manufacturing USA, Inc. (a)	877,805
		7,008,636
Telecommunications - 2.61%
35,127	City Telecomm Hong Kong Ltd. - ADR	520,582
55,000	Globecomm Systems, Inc. (a)	428,450
62,200	Management Network Group, Inc. (a)	179,758
35,500	Micronetics, Inc. (a)	156,200
100,000	RELM Wireless Corporation (a)	326,000
161,000	Xeta Technologies, Inc. (a)	590,870
		2,201,860
Transportation - 0.50%
300,000	Freeseas, Inc. (a)	420,000
Waste Management - 0.10%
305,000	Pure Earth, Inc. (a)	82,350

	TOTAL COMMON STOCKS
	(Cost $87,057,043)	$78,466,043

Shares	PREFERRED STOCKS - 0.23%	Value
20,000	Pure Earth Preferred Shares
	(Acquired 11/30/09, Cost $200,000) (a)(b)(c)	$200,000
	TOTAL PREFERRED STOCKS
	(Cost $200,000)	$200,000

Contracts	WARRANTS - 0.00%	Value
166,667	Worldwide Energy & Manufacturing USA, Inc.
	(Acquired 1/26/10, Cost $0)
	Expiration: 1/26/15, Exercise Price $5.65 (a)(b)(c)	$0
	TOTAL WARRANTS (Cost $0)	$0

Principal
Amount	FIXED INCOME SECURITIES - 0.30%	Value
	Real Estate Investment Trusts - 0.30%
$ 250,000	Monmouth Capital Corporation
	(Acquired 3/30/05, Cost $250,000)
	8.00%, 03/30/2015 (b)(c)	$250,000
	TOTAL FIXED INCOME SECURITIES
	(Cost $250,000)	$250,000

Shares	SHORT TERM INVESTMENTS - 6.92%	Value
1,844,337	AIM Liquid Assets Fund
	0.144%	$1,844,337
4,000,000	Fidelity Institutional Money Market Fund
	0.150%	4000,000
	TOTAL SHORT TERM INVESTMENTS
	(Cost $5,844,337)	$5,844,337
	Total Investments
	(Cost $93,351,380) - 100.44%	$84,760,380
	Liabilities in Excess of Other Assets
	- (0.44)%	$(373,126)
	TOTAL NET ASSETS - 100.00%	$84,387,254

 Percentages are stated as a percent of net assets
 ADR American Depository Receipt
(a)  Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Please see note six of the Notes to Financial Statements.
(c) The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $450,000, or 0.53% of the Fund’s Net Assets.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statement of Operations

For the Six Months Ended April 30, 2010 (Unaudited)
Investment Income:
Dividend income (Net of foreign tax witheld of $710)	$669,589
Interest income	11,391
Total investment income	680,980
Expenses:
Investment advisory fee	437,149
Shareholder servicing	44,855
Federal & state registration fees	14,025
Directors’ fees and expenses	21,984
Fund accounting expenses	19,294
Legal fees	9,854
Payroll expense **	16,617
Printing and mailing expenses	11,723
Audit fees	8,399
Custodian fees	5,154
Administration fee	14,431
Other expense	2,297
Total expenses	605,782
Net investment income	75,198
Realized and Unrealized Gain on Investments:
Realized gain on investments	3,086,461
Change in unrealized appreciation on investments	16,884,227
Net realized and unrealized gain on investments	19,970,688
Net Increase in Net Assets Resulting from Operations	$20,045,886
** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period

For the Six Months Ended			For the Years Ended October 31,
April 30, 2010 (Unaudited)			2009		2008	2007	2006	2005

Net asset value, beginning of period	$ 8.14		$ 6.42		$ 16.45	$ 14.35	$ 11.93	$ 10.17
Income (loss) from investment operations:
Net investment income (loss) 1	0.01		(0.03)		(0.16)	(0.06)	(0.08)	(0.15)
Net realized and unrealized
gain (loss) on investments	2.58		1.79		(8.28)	2.90	2.73	1.92
Total from investment operations	2.59		1.72		(8.44)	2.84	2.65	1.77

Less dividends and distributions:
Distributions from net realized gains	-		-		(1.59)	(0.76)	(0.24)	(0.01)
Total dividend and distributions	-		-		(1.59)	(0.76)	(0.24)	(0.01)

Redemption fees 1	-	5	-	5	-	0.02	0.01	-	5
Net asset value, end of period	$ 10.73		$ 8.14		$ 6.42	$ 16.45	$ 4.35	$ 11.93

Total return 2	31.82%	3	26.79%		(56.37%)	21.13%	22.65%	17.26%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$ 84,387		$64,002		$ 40,794	$119,323	$ 78,822	$ 32,348
Ratio of net expenses to average net assets:	1.73%		2.12%		1.87%	1.59%	1.67%	2.22%
Ratio of net investment income (loss)
to average net assets:	0.22%		(1.14%)		(1.42%)	(0.41% )	(0.55%)	(1.30%)
Portfolio turnover rate	13.8%		19.7%		13.2%	34.4%	26.7%	64.4%

1	Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
2	Total return reflects reinvestment dividends but does not reflect the impact of taxes.
3	Not annulized 4 Anualized 5 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

	For the Six Month	For the Year Ended
	Ended April 30, 2010	October 31, 2009
	(Unaudited)
Operations:
Net investment income (loss)	$ 75,198	$ (506,641)
Net realized gain (loss) on investments	3,086,461	(8,259,264)
Net increase in unrealized appreciation on investments	16,884,227	21,521,867
Net increase in net assets resulting from operations	20,045,886	12,755,962
Dividends and Distributions to Shareholders:
Net realized gains	-	-
Total dividends and distributions	-	-
Capital Share Transactions:
Proceeds from shares issued
(1,289,419 and 3,805,676 shares, respectively)	12,253,077	24,424,690
Cost of shares redeemed
(1,283,835 and 2,296,329 shares, respectively)	(11,915,465)	(13,985,161)
Redemption fees	1,905	12,442
Net increase in net assets from capital share transactions	339,517	10,451,971
Total Increase in Net Assets	20,385,403	23,207,933
Net Assets
Beginning of the Period	64,001,851	40,793,918
End of the Period (including undistributed accumulated net investment
income of $75,196 and $0, respectively)	$ 84,387,254	$ 64,001,851

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2010 (Unaudited)
Assets:
Investments at fair value (cost $93,351,380)	$84,760,380
Dividends and interest receivable	24,317
Receivable for fund shares issued	83,068
Prepaid expenses	15,858
Total Assets	84,883,623
Liabilities:
Payable for fund shares purchased	164,343
Payable for investments purchased	190,686
Payable to Advisor	83,461
Accrued expenses and other liabilities	57,879
Total Liabilities	496,369
Net Assets	$84,387,254
Net Assets Consist of:
Capital stock	$100,699,133
Accumulated net investment income	75,196
Accumulated undistributed net realized loss on investments sold	(7,796,075)
Net unrealized depreciation on investments	(8,591,000)
Total Net Assets	$84,387,254

Capital shares issued and outstanding, $0.0001 par value, 1,000,000 shares authorized	7,867,201
Net asset value per share.	$10.73

The accompanying notes to financial statements are an integral part of this statement.

Perritt Emerging Opportunities Fund

Notes to Financial Statements

April 30, 2010 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor under procedures established by and under the supervision of the Board of Directors of the Fund.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on the trade date. Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its net investment loss for the year ended October 31, 2009 by increasing accumulated net investment income and accumulated net realized losses by $1,700,424 and $49,393, respectively and decreasing capital stock by $1,749,817.

g.
As of and during the year ended October 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2005.

Notes to Financial Statements Continued

2.	Security Valuation

Financial Accounting Standards Board accounting standards codification “Fair Value Measurements and Disclosures “ Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

             •      Level 1 - Quoted prices in active markets for identical securities.
•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing  securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of  the inputs used to value the Fund's net assets as of April 30, 2010:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$ 12,376,394	$-	$-	$12,376,394
Consumer Staples	2,565,509	-	-	2,565,509
Energy	4,471,725	130,500	-	4,602,225
Financial	4,419,434	-	-	4,419,434
Health Care	8,794,143	-	-	8,794,143
Industrials	16,420,537	-	-	16,420,537
Information Technology	23,626,856	-	-	23,626,856
Materials	3,782,973	190,000	-	3,972,973
Telecommunication Services	1,687,972	-	-	1,687,972
Total Common Stocks	78,145,543	320,500	-	78,466,043
Preferred Stock
Industrials		-	200,000	200,000
Total Preferred Stock	-	-	200,000	200,000
Fixed Income
Real Estate Investment Trusts	-	-	250,000	250,000
Total Fixed Income	-	-	250,000	250,000
Short-Term Investments	5,844,337	-	-	5,844,337
Total Investments in Securities	$ 83,989,880	$ 320,500	$ 450,000	$ 84,760,380

Below is a reconciliation that details the activity of the securities in Level 3 since the adoption of the pronouncement on November 1, 2009 to April 30, 2010:

Beginning Balance - November 1, 2009	$250,000
Net purchase/(sales)	200,000
Transfer in/(out) of level 3	-
Total realized and unrealized gains/(losses)...	-
Accrued accretion/(amortization)	-
Ending Balance - April 30, 2010	$450,000

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2010, the Fund had fees due to PCM of $83,461.  For the  six months ended April 30, 2010, the Fund incurred advisory fees of $437,149 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

Perritt Emerging Opportunities Fund

Notes to Financial Statements Continued

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2010 were as  follows:

	Purchases			Sales
U.S. Government		Other	U.S. Government		Other
$ -		$9,456,917	$ -		$13,082,701

5.	Federal Income Tax Matters

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$90,025,170
Gross tax unrealized appreciation	$8,024,023
Gross tax unrealized depreciation	(33,499,943)
Net tax unrealized depreciation
on investment	(25,475,920)
Distributable ordinary income	-
Distributable long-term capital gains	-
Total distributable earnings	-
Other accumulated losses	(10,881,884)
Total accumulated losses	$(36,357,804)

The difference between book and tax basis distributable earnings are primarily related to the deferral of losses on wash sales. The tax composition of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	Year Ended October 31, 2009	Year Ended October 31, 2008
Ordinary Income	$-	$5,207,468
Long Term Capital Gain	-	6,278,431

As of October 31, 2009, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$2,623,272
October 31, 2017	8,258,612

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At April 30, 2010, the Fund held restricted securities with an aggregate market value of $770,500 or 0.91% of the Fund’s Net Assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2010, under which the Fund may borrow up to the lesser of $1,500,000, 5% of the net assets of the Fund, 5% of the market value of the assets, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2009 to April 30, 2010, the Fund had no borrowings. At April 30, 2010, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

Expense Example (Unaudited)

April 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009 – April 30, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held less than 90 calendar days after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/09	4/30/10	11/1/09 – 4/30/101

Actual	$1,000.00	$1,318.20	$9.94
Hypothetical (5% return before expenses)	1,000.00	1,016.22	8.65

1 Expenses are equal to the Fund’s expense ratio of 1.73% for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Emerging Opportunities Fund

Directors and Officers (Unaudited)

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

Independent Directors

Dianne C. Click, 47
MicroCap - Indefinite Term - 14 years of service
Emerging - Indefinite Term - 5 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004.

David S. Maglich, 53
MicroCap - Indefinite Term - 21 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 67
MicroCap - Indefinite Term - 22 years of service
Emerging - Indefinite Term - 5 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice
President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. The inside director is an officer of Perritt Capital Management. The Board of Directors elects the Funds’ officers.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Officers

Michael J. Corbett, 44
MicroCap - Indefinite Term - 18 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 67
MicroCap - Indefinite Term - 22 years of service
Emerging - Indefinite Term - 5 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice
President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 68
MicroCap - Indefinite Term - 4 years of service
Emerging - Indefinite Term - 4 years of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

Directors and Officers Continued (Unaudited)

Robert A. Laatz, 65
MicroCap - Indefinite Term - 12 years of service
Emerging - Indefinite Term - 5 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.  Mr. Laatz has retired effective April 30, 2010.

Allison B. Hearst, 47
MicroCap - Indefinite Term
Emerging - Indefinite Term
Mrs. Hearst has been the secretary of the MicroCap Opportunities Fund and the
Emerging Opportunities Fund since March 2010.  Mrs. Hearst has 13 years of experience in the mutual fund industry, including a previous tenure at Perritt Capital Management beginning in 1990.  Mrs. Hearst returned to the firm in 2007 and took over her current duties as Secretary in March 2010.

Lynn E. Burmeister, 51
MicroCap - Indefinite Term
Emerging - Indefinite Term
Mrs. Burmeister has been appointed as Chief Compliance Officer effective May 1, 2010. She replaces Robert A. Laatz whose retirement is effective April 30, 2010.  Mrs.
Burmeister has worked in the financial industry since 1980.  Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.

MicroCap
Opportunities
Fund
Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145-1524

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133
The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

Perritt

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

- IRA
- SEP-IRA
- SIMPLE IRA
- Roth IRA
- Coverdell Education Savings Account

2% redemption fee imposed for shares held less than ninety (90) days.

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund and/or the Perritt Emerging Opportunities Fund.

300 S.Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*/s/ Michael J. Corbett
Michael J. Corbett, President

Date   6/24/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
Michael J. Corbett, President

Date 6/24/10

By (Signature and Title)* /s/ Samuel J. Schulz
Samuel J. Schulz, Treasurer

Date 6/24/10

* Print the name and title of each signing officer under his or her signature